Execution Version
Yahoo Publisher Network Contract #1-19868214-18

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

Amendment #18
to the Yahoo Publisher Network Contract #1-19868214
Effective Date: April 24, 2009, as amended (“Agreement”)

THIS AMENDMENT #18 to the Agreement (“Amendment #18”) is by and between Inuvo, Inc. (“Publisher”), on the one hand, and Oath Holdings Inc., Yahoo! Singapore Digital Marketing Pte. Ltd., and Oath (EMEA) Limited (collectively, “Yahoo”), on the other hand, and is made effective as of January 1, 2019 (the “Amendment #18 Effective Date”). All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo hereby agree as follows:

1.	Compensation Section on the Cover Page.

(a) The chart set forth in the Section entitled “Compensation” on the Cover Page of the Agreement (the chart as stated in Amendment #16) and the three paragraphs that follow such chart, are hereby deleted in their entirety and restated as follows (for ease of reference, changes are shown in bold underlined italics):

***

*In the event (i) mobile (including, for the avoidance of doubt, in-app and mobile web) Traffic Quality Scale score is less than 5, the percentage of total monthly Gross Revenue applicable to mobile traffic shall be reduced by 2.0%; and/or (ii) the average Traffic Quality Scale score across all implementations other than mobile is less than 7, the percentage of total monthly Gross Revenue applicable to all implementations other than mobile shall be reduced by 2.0%.

The figures in the table above are in U.S. dollars. Gross Revenue with respect to countries other than the U.S. in the Territory will be converted to U.S. dollars to determine the applicable tier of Gross Revenue during the Term, and payments will be made pursuant to Section 6 of Attachment B.

Yahoo, as the principal, will solely control all advertising transactions, including resolving advertiser disputes.”

(b) For the avoidance of doubt, the Amendment #17 language added to the Section entitled “Compensation” on the Cover Page of the Agreement (i.e., Section 1 of Amendment #17, in connection with the *** remains unchanged.

2.	Section 1 of Amendment #16. The last sentence of Section 1 of Amendment #16 is hereby deleted. The deleted sentence is stated below for ease of reference:

Yahoo Confidential

Execution Version
Yahoo Publisher Network Contract #1-19868214-18

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

Deleted Sentence: “Notwithstanding the foregoing, either Party may terminate this Agreement effective November 30, 2019 (the “Early Termination Date”) by delivering written notice of termination at least 90 days prior to the Early Termination Date.”

3.
Miscellaneous. Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as ‘hereunder,” “hereby,” “herein,” and “hereof”) shall be deemed references to the Agreement as amended hereby. In the event of a conflict between any of the terms and conditions of the Agreement and the terms and conditions of this Amendment #18, the terms and conditions of this Amendment #18 shall govern. This Amendment #18 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

[Signature Page Follows]

Yahoo Confidential

Execution Version
Yahoo Publisher Network Contract #1-19868214-18

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to enter into this Amendment #18 effective as of the Amendment #18 Effective Date.

INUVO, INC.	OATH HOLDINGS INC.

By: /s/ Richard K. Howe	By: /s/ Rohit Chandra

Name: Richard K. Howe	Name: Rohit Chandra

Title: CEO	Title: OVP Search and Ad Platforms

Date: January 17, 2019	Date: 1/21/2019

OATH (EMEA) LIMITED

By: /s/ Ronnie Cobane

Name: William R. Cobane

Title: Director

Date: 24 January 2019

YAHOO! SINGAPORE DIGITAL MARKETING PTE. LTD.

By: /s/ Chia Fanci Rud

Name: Chia Fanci Rud

Title: Director

Date: 23 Jan 2019

Yahoo Confidential